United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 7, 2004

UTi Worldwide Inc.

(Exact name of Registrant as Specified in its Charter)

000-31869
(Commission File Number)

British Virgin Islands (State or Other Jurisdiction of Incorporation or Organization)	N/A (IRS Employer Identification Number)

9 Columbus Centre, Pelican Drive Road Town, Tortola British Virgin Islands	c/o UTi, Services, Inc. 19443 Laurel Park Road, Suite 111 Rancho Dominguez, CA 90220 USA
(Addresses of Principal Executive Offices)

310.604.3311
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT 99.1

UTi Worldwide Inc.

Current Report on Form 8-K
June 7, 2004

The information in this Current Report on Form 8-K (including the exhibit) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7. Financial Statements and Exhibits

(a) Exhibits

Exhibit	Description
99.1	News Release dated June 7, 2004

Item 9. Regulation FD Disclosure

UTi Worldwide Inc., a British Virgin Islands corporation, which we refer to as UTi or the company, issued a news release dated June 7, 2004, which we refer to as the News Release, announcing its acquisition of International Healthcare Distributors (Pty) Ltd., which we refer to as IHD, in South Africa. The News Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Safe Harbor Statement

Certain statements in this Current Report may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The company intends that all such statements be subject to the “safe-harbor” provisions contained in those sections. Such statements may include, but are not limited to, the company’s expectations that the transaction will be immediately accretive to UTi’s earnings, the company’s belief that IHD’s operations and business model will not be materially affected by pending appeal or legislation. Many important factors may cause the company’s actual results to differ materially from those discussed in any such forward-looking statements, including general economic, political and market conditions, including those in South Africa; the company’s ability to successfully integrate IHD with UTi’s operations; the outcome of a challenge by wholesale manufacturers to the South African Competition Authorities; the implementation of proposed legislation concerning the pharmaceutical industry in South Africa; risks affecting the pharmaceutical distribution industry generally; risks associated with customer retention; risks associated with having a 25.1% equity holder in IHD; risks of international operations; the success and effects of new strategies; and the other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. Although UTi believes that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there can be no assurance that the results contemplated in forward-looking statements will be realized. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by UTi or any other person that UTi’s objectives or plans will be achieved. The historical results achieved by the company are not necessarily indicative of its future prospects. UTi undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTi Worldwide Inc.
Date: June 7, 2004	By:	/s/ Roger I. MacFarlane
Roger I. MacFarlane
Chief Executive Officer